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                                                                  EXHIBIT 10.161





                                PLEDGE AGREEMENT

         THIS PLEDGE AGREEMENT (the "Pledge Agreement"), dated as of September 6, 1996, is made by CORRECTIONS CORPORATION OF AMERICA, a corporation organized under the laws of Delaware (the "Pledgor"), in favor of FIRST UNION NATIONAL BANK OF TENNESSEE, a national banking association, as Administrative Agent (the "Administrative Agent"), for the ratable benefit of itself and the financial institutions (the "Lenders") as are, or may from time to time become, parties to the Credit Agreement (as hereinafter defined), the Issuing Lender (as defined in the Credit Agreement) and any Affiliate of a Lender party to a Hedging Agreement permitted pursuant to Section 10.1 of the Credit Agreement.

                              STATEMENT OF PURPOSE

         Pursuant to the terms of the Credit Agreement of even date among the Pledgor, as Borrower, the Lenders party thereto, and the Administrative Agent (as amended, restated, modified or otherwise supplemented from time to time, the "Credit Agreement"), the Lenders extended certain credit facilities to the Borrower as more particularly described therein.

         The Pledgor is the legal and beneficial owner of the shares of Pledged Stock (as hereinafter defined) issued by the certain corporations as specified on Schedule I attached hereto and incorporated herein by reference (collectively, the "Issuers") and (b) the Partnership Interests (as hereinafter defined) in the partnerships and limited liability companies listed on Schedule I hereto (collectively, the "Partnerships").

         In connection with the transactions contemplated by the Credit Agreement and as a condition precedent thereto, the Lenders have requested, and the Pledgor has agreed to execute and deliver, this Pledge Agreement with the Pledged Stock to the Administrative Agent, for the ratable benefit of itself, the Lenders, the Issuing Lender and any Affiliate of a Lender party to a Hedging Agreement permitted pursuant to Section 10.1 of the Credit Agreement.

         NOW, THEREFORE, in consideration of the premises and to induce the Administrative Agent and the Lenders to enter into and make available Loans pursuant to the Credit Agreement, the Pledgor hereby agrees with the Administrative Agent, for the ratable benefit of itself, the Lenders, the Issuing Lender and any Affiliate of a Lender party to a Hedging Agreement permitted pursuant to Section 10.1 of the Credit Agreement, as follows:

         1. Defined Terms. Unless otherwise defined herein, terms which are defined in the Credit Agreement and used herein are so used as so defined, and the following terms shall have the following meanings:






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                 "Code" means the Uniform Commercial Code from time to time in effect in the State of North Carolina.

                 "Collateral" means the Stock Collateral and the Partnership Collateral.

                 "Partnership Collateral" means all of the Partnership Interests of the Pledgor in the Partnerships and all Proceeds therefrom.

                 "Partnership Interests" means the entire partnership or membership interest of the Pledgor in each Partnership listed on
         Schedule I hereto, including, without limitation, Pledgor's capital account, its or his interest as a partner or member in the net cash flow, net profit and net loss, and items of income, gain, loss, deduction and credit of the Partnerships, its interest in all distributions made or to be made by the Partnerships to the Pledgor and all of the other economic rights, titles and interests of the Pledgor as a partner or member of the Partnerships, whether set forth in the partnership agreement or membership agreement of the Partnerships, by separate agreement or otherwise.

                 "Pledge Agreement" means this Pledge Agreement, as amended or modified.

                 "Pledged Stock" means the shares of capital stock of each Issuer listed on Schedule I hereto, together with all stock certificates, options or rights of any nature whatsoever that may be issued or granted by such Issuer to the Pledgor while this Pledge Agreement is in effect.

                 "Proceeds" means all "proceeds" as such term is defined in
         Section 9-306(1) of the Code on the date hereof and, in any event, shall include, without limitation, all dividends or other income from the Pledged Stock and Partnership Interests, collections thereon, proceeds of sale thereof or distributions with respect thereto.

                 "Stock Collateral" means the Pledged Stock and all Proceeds therefrom.

         2. Pledge and Grant of Security Interest. The Pledgor hereby delivers to the Administrative Agent, for the ratable benefit of itself, the Lenders, the Issuing Lender and any Affiliate of a Lender party to a Hedging Agreement permitted pursuant to Section 10.1 of the Credit Agreement, all the Pledged Stock and hereby grants to the Administrative Agent, for the ratable benefit of itself, the Lenders, the Issuing Lender and any Affiliate of a Lender party to a Hedging Agreement permitted





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pursuant to Section 10.1 of the Credit Agreement, a first priority security interest in the Pledged Stock and all other Collateral, as collateral security for the prompt and complete payment and performance when due (whether at the stated maturity, by acceleration or otherwise) of the Obligations.

         3. Stock Powers. Concurrently with the delivery to the Administrative Agent of each certificate representing one or more shares of Pledged Stock, the Pledgor shall deliver an undated stock power covering such certificate, duly executed in blank by the Pledgor with, if the Administrative Agent so requests, signature guaranteed.

         4. Pledgor Remains Liable. Anything herein to the contrary notwithstanding, (a) the Pledgor shall remain liable to perform all of its duties and obligations as a partner of the Partnerships to the same extent as if this Pledge Agreement had not been executed, (b) the exercise by the Administrative Agent or any Lender of any of its rights hereunder shall not release the Pledgor from any of its duties or obligations as a partner of the Partnerships, and (c) neither the Administrative Agent nor any Lender shall have any obligation or liability as a partner of the Partnerships by reason of this Pledge Agreement.

         5.      Representations and Warranties.   To induce the Administrative
Agent and the Lenders to execute the Credit Agreement and make any Loans and to accept the security contemplated hereby, the Pledgor hereby represents and warrants that:

                 (a) the Pledgor has the corporate power, authority and legal right to execute and deliver, to perform its obligations under, and to grant the Lien on the Collateral pursuant to, this Pledge Agreement and has taken all necessary corporate action to authorize its execution, delivery and performance of, and grant of the Lien on the Collateral pursuant to, this Pledge Agreement;

                 (b) this Pledge Agreement constitutes a legal, valid and binding obligation of the Pledgor enforceable against the Pledgor in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors' rights generally and by the availability of equitable remedies;

                 (c) the execution, delivery and performance of this Pledge Agreement will not violate any provision of any Applicable Law or contractual obligation of the Pledgor and will not result in the creation or imposition of any Lien on any of the properties or revenues of the Pledgor pursuant to





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         any Applicable Law or contractual obligation, except as contemplated hereby and by the Credit Agreement;

                 (d) no consent or authorization of, filing with, or other act by or in respect of, any arbitrator or Governmental Authority and no consent of any other Person (including, without limitation, any stockholder or creditor of the Pledgor or any Issuer or any general or limited partner of any Partnership), is required in connection with the execution, delivery, performance, validity or enforceability against the Pledgor of this Pledge Agreement, except (i) as may be required in connection with the disposition of the Pledged Stock and the Partnership Interests by laws affecting the offering and sale of securities generally, and (ii) filings under the Uniform Commercial Code;

                 (e) no litigation, investigation or proceeding of or before any arbitrator or Governmental Authority is pending or, to the knowledge of the Pledgor, threatened by or against the Pledgor or against any of its properties or revenues with respect to this Pledge Agreement or any of the transactions contemplated hereby;

                 (f) the shares of Pledged Stock listed on Schedule I constitute all the issued and outstanding shares owned by the Pledgor of all classes of the capital stock of each of the Issuers;

                 (g) all the shares of the Pledged Stock have been duly and validly issued and are fully paid and nonassessable;

                 (h) the Pledgor is the record and beneficial owner of, and has good and marketable title to, the Pledged Stock and Partnership Interests listed on Schedule I, free of any and all Liens or options in favor of, or claims of, any other Person, except the Credit Agreement and the Lien created by this Pledge Agreement;

                 (i) upon delivery to the Administrative Agent of the stock certificates evidencing the Pledged Stock, the Lien granted pursuant to this Pledge Agreement will constitute a valid, perfected first priority Lien on the Collateral, enforceable as such against all creditors of the Pledgor and any Persons purporting to purchase any of the Collateral from the Pledgor; and

                 (j) the Pledgor has delivered to the Administrative Agent true and complete copies of the partnership agreements for each of the Partnerships which partnership agreements are currently in full force and effect and have not been amended or modified except as disclosed to the Administrative Agent in writing.





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         6.      Certain Covenants.  The Pledgor covenants and agrees with the
Administrative Agent, for the ratable benefit of itself, the Lenders, the Issuing Lender and any Affiliate of a Lender party to a Hedging Agreement permitted pursuant to Section 10.1 of the Credit Agreement, that, from and after the date of this Pledge Agreement until the Obligations are paid in full and the Commitments are terminated:

                 (a) On or before the date of execution of this Pledge Agreement, the Pledgor shall cause each of the partners of each of the Partnerships to execute a consent in the form attached hereto evidencing the consent of the partners to the pledge of the Partnership Interests pursuant to this Pledge Agreement.

                 (b) The Pledgor agrees that as a partner in the Partnerships it will abide by, perform and discharge each and every obligation, covenant and agreement to be abided by, performed or discharged by Pledgor under the terms of the partnership agreements of the Partnerships, at no cost or expense to the Administrative Agent and the Lenders.

                 (c) If the Pledgor shall, as a result of its ownership of the Collateral, become entitled to receive or shall receive any stock certificate (including, without limitation, any certificate representing a stock dividend or a distribution in connection with any reclassification, increase or reduction of capital or any certificate issued in connection with any reorganization), option or rights, whether in addition to, in substitution of, as a conversion of, or in exchange for any of the Collateral, or otherwise in respect thereof, the Pledgor shall accept the same as the agent of the Administrative Agent, hold the same in trust for the Administrative Agent and deliver the same forthwith to the Administrative Agent in the exact form received, duly indorsed by the Pledgor to the Administrative Agent, if required, together with an undated stock power covering such certificate duly executed in blank by the Pledgor and with, if the Administrative Agent so requests, signature guaranteed, to be held by the Administrative Agent, subject to the terms hereof, as additional collateral security for the Obligations. In addition, any sums paid upon or in respect of the Collateral upon the liquidation or dissolution of any Issuer or Partnership shall be held by the Administrative Agent as additional collateral security for the Obligations.

                 (d) Without the prior written consent of the Administrative Agent, the Pledgor will not (i) vote to enable, or take any other action to permit, any Issuer or Partnership to issue any stock, partnership interests, limited liability company interests or other equity securities of any nature or to issue any other securities convertible into or granting the





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         right to purchase or exchange for any stock, partnership interests, limited liability company interests or other equity securities of any nature of such Issuer or Partnership, (ii) except as expressly provided to the contrary herein, consent to any modification, extension or alteration of the terms of any partnership agreement of the Partnerships, (iii) accept a surrender of any partnership agreement of any of the Partnerships or waive any breach of or default under any partnership agreement of any of the Partnerships by any other party thereto, (iv) sell, assign, transfer, exchange, or otherwise dispose of, or grant any option with respect to, the Collateral, or (v) create, incur or permit to exist any Lien or option in favor of, or any claim of any Person with respect to, any of the Collateral, or any interest therein, except for the Lien provided for by this Pledge Agreement. The Pledgor will defend the right, title and interest of the Administrative Agent in and to the Collateral against the claims and demands of all Persons whomsoever.

                 (e) At any time and from time to time, upon the written request of the Administrative Agent, and at the sole expense of the Pledgor, the Pledgor will promptly and duly execute and deliver such further instruments and documents and take such further actions as the Administrative Agent may reasonably request for the purposes of obtaining or preserving the full benefits of this Pledge Agreement and of the rights and powers herein granted. If any amount payable under or in connection with any of the Collateral shall be or become evidenced by any promissory note, other instrument or chattel paper, such note, instrument or chattel paper shall be immediately delivered to the Administrative Agent, duly endorsed in a manner satisfactory to the Administrative Agent, to be held as Collateral pursuant to this Pledge Agreement.

                 (f) The Pledgor agrees to pay, and to save the Administrative Agent and the Lenders harmless from, any and all liabilities with respect to, or resulting from any delay in paying, any and all stamp, excise, sales or other similar taxes which may be payable or determined to be payable with respect to any of the Collateral or in connection with any of the transactions contemplated by this Pledge Agreement.

                 (g) On or prior to the formation or acquisition of any Subsidiary of the Pledgor, the Pledgor agrees to execute such amendments and supplements to this Pledge Agreement, including, without limitation, the Pledge Agreement Supplement attached hereto, and such other documents and instruments and to take any and all actions, all as shall be necessary, in the reasonable judgment of the Administrative Agent, to pledge the Pledgor's interest therein to the Administrative Agent, for the ratable benefit of itself, the Lenders, the Issuing Lender





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         and any Affiliate of a Lender party to a Hedging Agreement permitted pursuant to Section 10.1 of the Credit Agreement.

         7. Cash Dividends and Distributions; Voting Rights. Unless an Event of Default shall have occurred and be continuing and the Administrative Agent shall have given notice to the Pledgor of the Administrative Agent's intent to exercise its rights pursuant to Paragraph 8 below, the Pledgor shall be permitted to receive all cash dividends and shareholder and partnership distributions paid in accordance with the terms of the Credit Agreement in respect of the Collateral and to exercise all voting and corporate or partnership rights, as applicable, with respect to the Collateral; provided, that no vote shall be cast or corporate or partnership right exercised or other action taken which, in the Administrative Agent's reasonable judgment, would be inconsistent with or result in any violation of any provision of the Credit Agreement, the Notes, any other Loan Documents or this Pledge Agreement.

         8.      Rights of the Administrative Agent.

         (a) If an Event of Default shall occur and be continuing and the Administrative Agent shall give notice of its intent to exercise such rights to the Pledgor, (i) the Administrative Agent shall have the right to receive any and all cash dividends paid in respect of the Pledged Stock and partnership distributions in respect of the Partnership Interests and make application thereof to the Obligations in the order set forth in Section 4.5 of the Credit Agreement and (ii) all shares of the Pledged Stock shall be registered in the name of the Administrative Agent or its nominee, and the Administrative Agent or its nominee may thereafter exercise (A) all voting, corporate and other rights pertaining to such shares of the Pledged Stock at any meeting of shareholders of the applicable Issuer or otherwise and (B) any and all rights of conversion, exchange, subscription and any other rights, privileges or options pertaining to such shares of the Pledged Stock as if it were the absolute owner thereof (including, without limitation, the right to exchange at its discretion any and all of the Pledged Stock upon the merger, consolidation, reorganization, recapitalization or other fundamental change in the corporate structure of the applicable Issuer, or upon the exercise by the Pledgor or the Administrative Agent of any right, privilege or option pertaining to such shares of the Pledged Stock, and in connection therewith, the right to deposit and deliver any and all of the Pledged Stock with any committee, depositary, transfer agent, registrar or other designated agency upon such terms and conditions as it may determine), all without liability except to account for property actually received by it, but the Administrative Agent shall have no duty to the Pledgor to exercise any such right, privilege or option and shall not be responsible for any failure to do so or delay in so doing.





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         (b)     The rights of the Administrative Agent and the Lenders
hereunder shall not be conditioned or contingent upon the pursuit by the Administrative Agent or any Lender of any right or remedy against the Pledgor or against any other Person which may be or become liable in respect of all or any part of the Obligations or against any collateral security therefor, guarantee therefor or right of offset with respect thereto. Neither the Administrative Agent nor any Lender shall be liable for any failure to demand, collect or realize upon all or any part of the Collateral or for any delay in doing so, nor shall the Administrative Agent be under any obligation to sell or otherwise dispose of any Collateral upon the request of the Pledgor or any other Person or to take any other action whatsoever with regard to the Collateral or any part thereof.

         9. Remedies. If an Event of Default shall occur and be continuing, with the consent of the Required Lenders, the Administrative Agent may, and upon the request of the Required Lenders, the Administrative Agent shall, exercise on behalf of itself and the Lenders, all rights and remedies granted in this Pledge Agreement and in any other instrument or agreement securing, evidencing or relating to the Obligations, and in addition thereto, all rights and remedies of a secured party under the Code. Without limiting the generality of the foregoing with regard to the scope of the Administrative Agent's remedies, the Administrative Agent, without demand of performance or other demand, presentment, protest, advertisement or notice of any kind (except any notice required by law referred to below) to or upon the Pledgor, any Issuer, any Partnership or any other Person (all and each of which demands, defenses, advertisements and notices are hereby waived), may in such circumstances forthwith collect, receive, appropriate and realize upon the Collateral, or any part thereof, and/or may forthwith sell, assign, give option or options to purchase or otherwise dispose of and deliver the Collateral or any part thereof (or contract to do any of the foregoing), in one or more parcels at public or private sale or sales, in the over-the-counter market, at any exchange, broker's board or office of the Administrative Agent or any Lender or elsewhere upon such terms and conditions as it may deem advisable and at such prices as it may deem best, for cash or on credit or for future delivery without assumption of any credit risk. The Administrative Agent or any Lender shall have the right upon any such public sale or sales, and, to the extent permitted by law, upon any such private sale or sales, to purchase the whole or any part of the Collateral so sold, free of any right or equity of redemption in the Pledgor, which right or equity is hereby waived or released. The Administrative Agent shall apply any Proceeds from time to time held by it and the net proceeds of any such collection, recovery, receipt, appropriation, realization or sale, after deducting all reasonable costs and expenses of every kind incurred in respect thereof or incidental to the care or safekeeping of any of the Collateral or in any way relating to the Collateral or the rights of the Administrative Agent and the





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Lenders hereunder, including, without limitation, reasonable attorneys' fees and disbursements of counsel thereto, to the payment in whole or in part of the Obligations, in the order set forth in Section 4.5 of the Credit Agreement, and only after such application and after the payment by the Administrative Agent of any other amount required by any provision of law, including, without limitation, Section 9-504(1)(c) of the Code, need the Administrative Agent account for the surplus, if any, to the Pledgor. To the extent permitted by applicable law, the Pledgor waives all claims, damages and demands it may acquire against the Administrative Agent or any Lender arising out of the exercise by them of any rights hereunder. If any notice of a proposed sale or other disposition of Collateral shall be required by law, such notice shall be deemed reasonable and proper if given at least 10 days before such sale or other disposition. The Pledgor further waives and agrees not to assert any rights or privileges which it may acquire under Section 9-112 of the Code.

         10. Private Sales. The Pledgor recognizes that the Administrative Agent may be unable to effect a public sale of any or all the Pledged Stock, by reason of certain prohibitions contained in the Securities Act and applicable state securities laws or otherwise, and may be compelled to resort to one or more private sales thereof to a restricted group of purchasers which will be obliged to agree, among other things, to acquire such securities for their own account for investment and not with a view to the distribution or resale thereof. The Pledgor acknowledges and agrees that any such private sale may result in prices and other terms less favorable than if such sale were a public sale and, notwithstanding such circumstances, agrees that any such private sale shall be deemed to have been made in a commercially reasonable manner. The Administrative Agent shall be under no obligation to delay a sale of any of the Pledged Stock for the period of time necessary to permit the applicable Issuer to register such securities for public sale under the Securities Act, or under applicable state securities laws, even if the applicable Issuer would agree to do so.

         11. Amendments, etc. With Respect to the Obligations. The Pledgor shall remain obligated hereunder, and the Collateral shall remain subject to the Lien granted hereby, notwithstanding that, without any reservation of rights against the Pledgor, and without notice to or further assent by the Pledgor, any demand for payment of any of the Obligations made by the Administrative Agent or any Lender may be rescinded by the Administrative Agent or such Lender, and any of the Obligations continued, and the Obligations, or the liability of the Pledgor or any other Person upon or for any part thereof, or any collateral security or guarantee therefor or right of offset with respect thereto, may, from time to time, in whole or in part, be renewed, extended, amended, modified, accelerated, compromised, waived, surrendered, or released by the Administrative Agent or any Lender, and the Credit Agreement, the Notes, any other





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Loan Documents and any other documents executed and delivered in connection therewith may be amended, modified, supplemented or terminated, in whole or part, as the Lenders (or the Required Lenders, as the case may be) may deem advisable from time to time, and any guarantee, right of offset or other collateral security at any time held by the Administrative Agent or any Lender for the payment of the Obligations may be sold, exchanged, waived, surrendered or released. Neither the Administrative Agent nor any Lender shall have any obligation to protect, secure, perfect or insure any other Lien at any time held by it as security for the Obligations or any property subject thereto.
The Pledgor waives any and all notice of the creation, renewal, extension or accrual of any of the Obligations and notice of or proof of reliance by the Administrative Agent or any Lender upon this Pledge Agreement; the Obligations, and any of them, shall conclusively be deemed to have been created, contracted or incurred in reliance upon this Pledge Agreement; and all dealings between the Pledgor, on the one hand, and the Administrative Agent and the Lenders, on the other, shall likewise be conclusively presumed to have been had or consummated in reliance upon this Pledge Agreement. The Pledgor waives diligence, presentment, protest, demand for payment and notice of default or nonpayment to or upon the Pledgor with respect to the Obligations.

         12. Limitation on Duties Regarding Collateral. The Administrative Agent's sole duty with respect to the custody, safekeeping and physical preservation of the Collateral in its possession, under Section 9-207 of the Code or otherwise, shall be to deal with it in the same manner as the Administrative Agent deals with similar securities and property for its own account. Neither the Administrative Agent, any Lender nor any of their respective directors, officers, employees or agents shall be liable for failure to demand, collect or realize upon any of the Collateral or for any delay in doing so or shall be under any obligation to sell or otherwise dispose of any Collateral upon the request of the Pledgor or otherwise.

         13. Powers Coupled with an Interest. All authorizations and agencies herein contained with respect to the Collateral constitute irrevocable powers coupled with an interest.

         14. Severability. Any provision of this Pledge Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

         15. Paragraph Headings. The paragraph headings used in this Pledge Agreement are for convenience of reference only and are not





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to affect the construction hereof or be taken into consideration in the interpretation hereof.

         16. No Waiver; Cumulative Remedies. Neither the Administrative Agent nor any Lender shall by any act (except by a written instrument pursuant to Paragraph 17 hereof) be deemed to have waived any right or remedy hereunder or to have acquiesced in any Default or Event of Default or in any breach of any of the terms and conditions hereof. No failure to exercise, nor any delay in exercising, on the part of the Administrative Agent or any Lender, any right, power or privilege hereunder shall operate as a waiver thereof. No single or partial exercise of any right, power or privilege hereunder shall preclude any other or further exercise thereof or the exercise of any other right, power or privilege. A waiver by the Administrative Agent or any Lender of any right or remedy hereunder on any one occasion shall not be construed as a bar to any right or remedy which the Administrative Agent or such Lender would otherwise have on any future occasion. The rights and remedies herein provided are cumulative, may be exercised singly or concurrently and are not exclusive of any other rights or remedies provided by law.

         17. Waivers and Amendments; Successors and Assigns; Governing Law. None of the terms or provisions of this Pledge Agreement may be amended, supplemented or otherwise modified except by a written instrument executed by the Pledgor and the Administrative Agent; provided that any consent by the Administrative Agent to any waiver, amendment, supplement or modification hereto shall be subject to approval thereof by the Lenders or Required Lenders, as applicable, in accordance with Section 13.10 of the Credit Agreement. This Pledge Agreement shall be binding upon the successors and assigns of the Pledgor and shall inure to the benefit of the Administrative Agent, the Lenders, the Issuing Lender and any Affiliate of a Lender party to a Hedging Agreement permitted pursuant to Section 10.1 of the Credit Agreement, and their respective successors and assigns. This Pledge Agreement shall be governed by, and construed and interpreted in accordance with, the laws of the State of North Carolina.

         18. Notices. All notices and communications hereunder shall be given to the addresses and otherwise in accordance with Section 13.1 of the Credit Agreement.

         19. Irrevocable Authorization and Instruction to Issuers. The Pledgor hereby authorizes and instructs each Issuer and Partnership to comply with any instruction received by it from the Administrative Agent in writing that (a) states that an Event of Default has occurred and is continuing and (b) is otherwise in accordance with the terms of this Pledge Agreement, without any other or further instructions from the Pledgor, and the Pledgor agrees that such Issuer and Partnership shall be fully protected in so complying.





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         20.     Authority of Administrative Agent.  The Pledgor acknowledges that the rights and responsibilities of the Administrative Agent under this Pledge Agreement with respect to any action taken by the Administrative Agent or the exercise or non-exercise by the Administrative Agent of any option, voting right, request, judgment or other right or remedy provided for herein or resulting or arising out of this Pledge Agreement shall, as between the Administrative Agent and the Lenders, be governed by the Credit Agreement and by such other agreements with respect thereto as may exist from time to time among them, but, as between the Administrative Agent and the Pledgor, the Administrative Agent shall be conclusively presumed to be acting as agent for itself and the Lenders with full and valid authority so to act or refrain from acting, and neither the Pledgor nor any Issuer or Partnership shall be under any obligation, or entitlement, to make any inquiry respecting such authority.

         21. Consent to Jurisdiction. The Pledgor hereby irrevocably consents to the personal jurisdiction of the state and federal courts located in Mecklenburg County, North Carolina, in any action, claim or other proceeding arising out of or any dispute in connection with this Pledge Agreement, any rights or obligations hereunder, or the performance of such rights and obligations. The Pledgor hereby irrevocably consents to the service of a summons and complaint and other process in any action, claim or proceeding brought by the Administrative Agent or any Lender in connection with this Pledge Agreement, any rights or obligations hereunder, or the performance of such rights and obligations, on behalf of itself or its property, in the manner provided in Section 13.1 of the Credit Agreement. Nothing in this Paragraph 21 shall affect the right of the Administrative Agent or any Lender to serve legal process in any other manner permitted by Applicable Law or affect the right of the Administrative Agent or any Lender to bring any action or proceeding against the Pledgor or its properties in the courts of any other jurisdictions.

         22.     Binding Arbitration; Waiver of Jury Trial.

         (a) Binding Arbitration. Upon demand of any party, whether made before or after institution of any judicial proceeding, any dispute, claim or controversy arising out of, connected with or relating to this Pledge Agreement or any other Loan Documents ("Disputes"), between or among parties to this Pledge Agreement or any other Loan Document shall be resolved by binding arbitration as provided herein. Institution of a judicial proceeding by a party does not waive the right of that party to demand arbitration hereunder. Disputes may include, without limitation, tort claims, counterclaims, claims brought as class actions, claims arising from Loan Documents executed in the future, or claims concerning any aspect of the past, present or future relationships arising out or connected with the Loan Documents. Arbitration shall be conducted under and governed by the Commercial Financial Disputes Arbitration

Rules (the "Arbitration Rules") of the American Arbitration Association and Title 9 of the U.S. Code. All arbitration hearings shall be conducted in Charlotte, North Carolina. The expedited procedures set forth in Rule 51, et seq. of the Arbitration Rules shall be applicable to claims of less than $1,000,000. All applicable statutes of limitation shall apply to any Dispute. A judgment upon the award may be entered in any court having jurisdiction. The panel from which all arbitrators are selected shall be comprised of licensed attorneys. The single arbitrator selected for expedited procedure shall be a retired judge from the highest court of general jurisdiction, state or federal, of the state where the hearing will be conducted.

         (B) JURY TRIAL. TO THE EXTENT PERMITTED BY APPLICABLE LAW, THE ADMINISTRATIVE AGENT, EACH LENDER AND THE PLEDGOR HEREBY IRREVOCABLY WAIVE THEIR RESPECTIVE RIGHTS TO A JURY TRIAL WITH RESPECT TO ANY ACTION, CLAIM OR OTHER PROCEEDING ARISING OUT OF ANY DISPUTE IN CONNECTION WITH THIS PLEDGE AGREEMENT OR THE OTHER LOAN DOCUMENTS, ANY RIGHTS OR OBLIGATIONS HEREUNDER OR THEREUNDER, OR THE PERFORMANCE OF SUCH RIGHTS AND OBLIGATIONS.

         (c) Preservation of Certain Remedies. Notwithstanding the preceding binding arbitration provisions, the parties hereto and the Loan Documents preserve, without diminution, certain remedies that such Persons may employ or exercise freely, either alone, in conjunction with or during a Dispute. Each such Person shall have and hereby reserves the right to proceed in any court of proper jurisdiction or by self help to exercise or prosecute the following remedies: (i) all rights to foreclose against any real or personal property or other security by exercising a power of sale granted in the Loan Documents or under applicable law or by judicial foreclosure and sale, (ii) all rights of self help including peaceful occupation of property and collection of rents, set off, and peaceful possession of property, (iii) obtaining provisional or ancillary remedies including injunctive relief, sequestration, garnishment, attachment, appointment of receiver and in filing an involuntary bankruptcy proceeding, and (iv) when applicable, a judgment by confession of judgment. Preservation of these remedies does not limit the power of an arbitrator to grant similar remedies that may be requested by a party in a Dispute.

         23. Entire Agreement; Term of Agreement. This Agreement, together with the other Loan Documents, constitutes the entire agreement with respect to the subject matter hereof and supersedes all prior agreements with respect to the subject matter hereof. This Agreement shall remain in effect from the Closing Date through and including the date upon which all Obligations shall have been indefeasibly and irrevocably paid and satisfied in full and the Commitments terminated.

         IN WITNESS WHEREOF, the undersigned has caused this Pledge
Agreement to be duly executed and delivered as of the date first above written.

[CORPORATE SEAL]                              CORRECTIONS CORPORATION OF AMERICA

                                              By:
                                                 -------------------------------
                                                 Name:
                                                      --------------------------
                                                 Title:
                                                       -------------------------

                          ACKNOWLEDGEMENT AND CONSENT

         Each Issuer of Pledged Stock referred to in the foregoing Pledge Agreement hereby acknowledges receipt of a copy thereof and agrees to be bound thereby and to comply with the terms thereof insofar as such terms are applicable to it. Each Issuer agrees to notify the Administrative Agent promptly in writing of the occurrence of any of the events described in Paragraph 6(c) of the Pledge Agreement.


                                        CCA INTERNATIONAL, INC.


                                        By:
                                           -------------------------------------
                                        Name:
                                             -----------------------------------
                                        Title:
                                              ----------------------------------


                                        TECHNICAL AND BUSINESS INSTITUTE OF
                                        AMERICA, INC.


                                        By:
                                           -------------------------------------
                                        Name:
                                             -----------------------------------
                                        Title:
                                              ----------------------------------


                                        TRANSCOR AMERICA, INC.


                                        By:
                                           -------------------------------------
                                        Name:
                                             -----------------------------------
                                        Title:
                                              ----------------------------------


                                        CONCEPT INCORPORATED


                                        By:
                                           -------------------------------------
                                        Name:
                                             -----------------------------------
                                        Title:
                                              ----------------------------------


                                        CORRECTION MANAGEMENT AFFILIATES, INC.


                                        By:
                                           -------------------------------------
                                        Name:
                                             -----------------------------------
                                        Title:
                                              ----------------------------------


                                        CORRECTIONAL SERVICES GROUP, INC.


                                        By:
                                           -------------------------------------
                                        Name:
                                             -----------------------------------
                                        Title:
                                              ----------------------------------

                ACKNOWLEDGEMENT AND CONSENT BY EACH PARTNERSHIP

         The undersigned partners of the Partnership referred to in the foregoing Pledge Agreement (a) hereby acknowledge receipt of a copy thereof,
(b) hereby acknowledge and consent to the pledge of the Pledgor's interest in the Partnership pursuant thereto and upon exercise by the Administrative Agent of its remedies thereunder and at the option of the Administrative Agent, the substitution of the Administrative Agent as a partner in the Partnership, and
(c) agree that the Administrative Agent may freely assign its interest thereunder without further consent of the partners.



----------------------------,                      ----------------------------,
                  Partner of                                         Partner of
------------------                                 ------------------

---------------------------                        ---------------------------

                                                                      SCHEDULE I
                                                                      To Pledge
                                                                      Agreement
                                                                      ----------
                          DESCRIPTION OF PLEDGED STOCK

                                  Subsidiaries
                                  ------------

Issuer                 Class of Stock   Certificate No.   No. of Shares
------                 --------------   ---------------   -------------
CCA Inter-             Common Stock
national, Inc.         $.01 per value          01                 1,000

Concept                Common Stock
Incorporated           $10.00 per value       100                20,882

Correction
Management             Common Stock
Affiliates, Inc.       no par value           006                   100

Correctional
Services Group,        Common Stock
Inc.                   $1.00 par value        003                   100

Technical and
Business
Institute of           Common Stock
America, Inc.          no par value             1                 1,000

Transcor               Common Stock
America, Inc.          $.01 par value         100             1,300,000



                      DESCRIPTION OF PARTNERSHIP INTEREST

                                  Partnerships
                                  ------------

Partnership                                    Partnership Interest
-----------                                    --------------------



                                      NONE

                          PLEDGE AGREEMENT SUPPLEMENT

     PLEDGE AGREEMENT SUPPLEMENT, dated as of _______________, 1996 (the "Supplement"), made by CORRECTIONS CORPORATION OF AMERICA, a corporation organized under the laws of Delaware (the "Pledgor"), in favor of FIRST UNION NATIONAL BANK OF TENNESSEE, a national banking corporation, as Administrative Agent (in such capacity, the "Administrative Agent"), under the Credit Agreement (as defined in the Pledge Agreement referred to below), for the benefit of itself, the Lenders, the Issuing Lender and any Affiliate of a Lender party to a Hedging Agreement permitted pursuant to Section 10.1 of the Credit Agreement..

         1. Reference is hereby made to that Pledge Agreement, dated as of Septemeber 6, 1996, made by the Pledgor in favor of the Administrative Agent (as amended, supplemented or otherwise modified as of the date hereof, the "Pledge Agreement"). This Supplement supplements the Pledge Agreement, forms a part thereof and is subject to the terms thereof. Terms defined in the Pledge Agreement are used herein as therein defined.

         [2.     The Pledgor hereby confirms and reaffirms the security
interest in the Collateral granted to the Administrative Agent, for the ratable benefit of itself, the Lenders, the Issuing Lender and any Affiliate of a Lender party to a Hedging Agreement permitted pursuant to Section 10.1 of the Credit Agreement, under the Pledge Agreement, and, as additional collateral security for the prompt and complete payment when due (whether at stated maturity, by acceleration or otherwise) of the Obligations and in order to induce the Lenders to make their Loans under the Credit Agreement, the Pledgor hereby delivers to the Administrative Agent, for the ratable benefit of itself, the Lenders, the Issuing Lender and any Affiliate of a Lender party to a Hedging Agreement permitted pursuant to Section 10.1 of the Credit Agreement, all of the issued and outstanding shares of capital stock of [INSERT NAME OF NEW SUBSIDIARY] (the "New Issuer") listed below, together with all stock certificates, options, or rights of any nature whatsoever which may be issued or granted by the New Issuer in respect of such stock which the Pledge Agreement, as supplemented hereby, is in force (the "Additional Pledged Stock"; as used in the Pledge Agreement as supplemented by this Supplement, "Pledged Stock" shall be deemed to include the Additional Pledged Stock) and hereby grants to the Administrative Agent, for the ratable benefit of itself, the Lenders, the Issuing Lender and any Affiliate of a Lender party to a Hedging Agreement permitted pursuant to Section 10.1 of the Credit Agreement, a first priority security interest in the Additional Pledged Stock and all Proceeds thereof.]

                                       or

         [2.     The Pledgor hereby confirms and reaffirms the security
interest in the Collateral granted to the Administrative Agent, for the ratable benefit of itself, the Lenders, the Issuing Lender and any Affiliate of a Lender party to a Hedging Agreement permitted pursuant to
Section 10.1 of the Credit Agreement, under the Pledge Agreement, and, as additional collateral security for the prompt and complete payment when due (whether at stated maturity, by acceleration or otherwise) of the Obligations and in order to induce the Lenders to make their Loans under the Credit Agreement, the Pledgor hereby grants to the Administrative Agent, for the ratable benefit of itself, the Lenders, the Issuing Lender and any Affiliate of a Lender party to a Hedging Agreement permitted pursuant to Section 10.1 of the Credit Agreement, a first priority security interest in the entire partnership interest of Pledgor (the "Additional Partnership Interest") in [INSERT NAME OF NEW SUBSIDIARY] (the "New Partnership") listed below and all Proceeds thereof; as used in the Pledge Agreement as supplemented by this Supplement, "Partnership Interests" shall be deemed to include the Additional Partnership Interest).]

         3. The Pledgor hereby represents and warrants that the representations and warranties contained in Paragraph 5 of the Pledge Agreement are true and correct on the date of this Supplement with references therein to the ["Pledged Stock" to include the Additional Pledged Stock] or ["Partnership Interests" to include the Additional Partnership Interest], with references therein to the ["Issuer" to include the New Issuer] or ["Partnership" to include the New Partnership], and with references to the "Pledge Agreement" to mean the Pledge Agreement as supplemented by this Supplement.

         4. The Pledgor shall deliver to the Administrative Agent the Acknowledgement and Consent attached hereto duly executed by the [New Issuer] or [New Partnership]. The Additional [Pledged Stock or Partnership Interest] pledged hereby is as follows which [Pledged Stock or Partnership Interest] shall be deemed part of Schedule I thereto:

                          DESCRIPTION OF PLEDGED STOCK

Issuer     Class of Stock      Certificate No.      No. of Shares
------     --------------      ---------------      -------------

New Issuer


                      DESCRIPTION OF PARTNERSHIP INTEREST

Partnership                                    Partnership Interest
-----------                                    --------------------

New Partnership


         5. The Pledgor hereby agrees to deliver to the Administrative Agent such certificates and other documents and take such other action as shall be reasonably requested by the

Administrative Agent in order to effectuate the terms hereof and the Pledge Agreement.


     IN WITNESS WHEREOF, the undersigned has caused this Supplement to be duly executed under seal and delivered as of the date first above written.

[CORPORATE SEAL]                                 CORRECTIONS CORPORATION OF
                                                 AMERICA


                                                 By:
                                                    ----------------------------
                                                    Name:
                                                         -----------------------
                                                    Title:
                                                          ----------------------

                   ACKNOWLEDGEMENT AND CONSENT OF NEW ISSUER

     The undersigned hereby acknowledges receipt of a copy of the foregoing Supplement and the Pledge Agreement referred to therein (the "Pledge Agreement"). The undersigned agrees for the benefit of the Administrative Agent and the Lenders as follows:

         1. The undersigned will be bound by the terms of the Pledge Agreement and will comply with such terms insofar as such terms are applicable to the undersigned.

         2. The undersigned will notify the Administrative Agent promptly in writing of the occurrence of any of the events described in Paragraph 6(c) of the Pledge Agreement.

         3. The Issuer further agrees that the terms of Paragraph 10 of the Pledge Agreement shall apply to it with respect to all actions that may be required of it under or pursuant to or arising out of Paragraph 10 of the Pledge Agreement.

                                                 [NAME OF NEW ISSUER]

                                                 By:
                                                    ----------------------------
                                                    Name:
                                                         -----------------------
                                                    Title:
                                                          ----------------------

                    ACKNOWLEDGEMENT AND CONSENT OF PARTNERS
                               OF NEW PARTNERSHIP

         The undersigned partners of _________________________ (the "New Partnership") (a) hereby acknowledge receipt of a copy of the foregoing Supplement and the Pledge Agreement referred to therein (the "Pledge Agreement"), (b) hereby acknowledge and consent to the pledge of the Pledgor's interest in the New Partnership pursuant thereto, and (c) agree that the Administrative Agent may freely assign its interest thereunder without further consent of the partners.


----------------------------,                      ----------------------------,
                  Partner of                                         Partner of
------------------                                 ------------------

----------------------------                       -----------------------------